EXHIBIT 99.1
                                 ------------

               Computational Materials filed on October 3, 2005.


                            RAST 05-A11CB (Group 1)
                       Whole Loan 30YR Alt-A Fixed-Rate

Deal Size                                                             $250MM approx.

Conforming Balance Loans                                                100%

Total Prepayment Penalty                                                 40% +/- 5%
             3yr Soft % of Deal                                          25% +/- 5%
             3yr Hard % of Deal                                           5% +/- 5%

WAM                                                                      358 +/- 2 months

GWAC                                                                   6.05% +/-10bps

Average Loan Balance(100% conf)                                       $210K +/- 10%

California                                                             30.0% max.

SF / PUD                                                               80.0% min.

WA FICO                                                                  715 +/- 15

WA LTV                                                                 75.0% max.
                  Maximum Original LTV                                100.0%
                  Loans > 80% LTV without MI                            1.0% approx.

IO Fixed (10/20)                                                       60.0% approx.

Owner Occupied                                                         85.0% min.
Investment Property                                                    10.0% max.

Doc Type                                    Full/Alt Doc               45.0% min.

AAA Ratings                                                   2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                         4.50% approx.

Pricing Speed                                                           100% PPC

Prepayment Ramp                                     8 - 20CPR in 12 months and 20CPR thereafter

Settlement Date                                                      09/30/05


                           All numbers approximate.
                  All tranches subject to 5% size variance.
                               10% Cleanup Call

                      [LOGO OMITTED] UBS Investment Bank


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.


                            RAST 05-A11CB (Group 2)
                       Whole Loan 30YR Alt-A Fixed-Rate

Deal Size                                                             $100MM approx.

Conforming Balance Loans                                                100%

Total Prepayment Penalty                                                100% +/- 5%
             3yr Soft % of Deal                                          85% +/- 5%
             3yr Hard % of Deal                                           5% +/- 3%

WAM                                                                     358 +/- 2 months

GWAC                                                                  6.50% +/-10bps

Average Loan Balance(100% conf)                                       $200K +/- 10%

California                                                             30.0% max.

SF / PUD                                                               65.0% min.

WA FICO                                                                  700 +/- 15

WA LTV                                                                 77.0% max.
             Maximum Original LTV                                     100.0%
             Loans > 80% LTV without MI                                 1.0% approx.

IO Fixed (10/20)                                                       15.0% approx.

Owner Occupied                                                          75.0% min.
Investment Property                                                     20.0% max.

Doc Type                                      Full/Alt Doc              18.0% min.

AAA Ratings                                                      2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                          4.50% approx.

Pricing Speed                                                            100% PPC

Prepayment Ramp                                       8 - 24CPR in 12 months and 24CPR thereafter

Settlement Date                                                         08/30/05


                           All numbers approximate.
                  All tranches subject to 5% size variance.
                               10% Cleanup Call

                      [LOGO OMITTED] UBS Investment Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $477,211,135.13
Avg Loan Balance: $202,982.19
WA Gross Rate: 6.124%
WA Net Rate: 5.820%
WA FICO: 707
WA LTV: 71.91
WA Rem Term: 357
WA Months to Reset: 0
As of Date: 2005-09-01
IO%: 46%
Cal %: 26%
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Conforming                    Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Conforming                    2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Principal Balance     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less               22        930,877       0.20     7.321         7.000         700      73.93      76.79      45.75
$50,000.01 - $100,000.00        227     18,141,003       3.80     6.513         6.199         703      70.73      77.55      42.52
$100,000.01 - $150,000.00       540     68,032,561      14.26     6.210         5.895         707      73.41      80.86      47.47
$150,000.01 - $200,000.00       469     82,263,285      17.24     6.147         5.840         704      72.00      77.99      43.44
$200,000.01 - $250,000.00       406     91,042,231      19.08     6.114         5.810         702      71.84      77.16      32.84
$250,000.01 - $300,000.00       320     87,979,376      18.44     6.029         5.727         704      71.71      75.21      36.11
$300,000.01 - $359,699.00       307    102,934,141      21.57     6.028         5.731         713      72.11      75.77      28.27
$359,699.01 - $600,000.00        60     25,887,661       5.42     6.250         5.949         719      68.60      71.21      14.75
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $30,331.02
Maximum: $590,844.92
Average: $202,982.19
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Loan Originators              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Indymac                       2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Gross Rate            Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                   1        191,691       0.04     4.375         4.118         741      35.09      35.09       0.00
4.501% - 5.000%                  30      7,029,751       1.47     4.942         4.685         739      59.18      60.32      98.23
5.001% - 5.500%                 139     33,238,601       6.97     5.416         5.159         722      65.43      67.82      56.40
5.501% - 6.000%                 986    211,697,065      44.36     5.838         5.541         712      68.67      73.39      40.58
6.001% - 6.500%                 744    149,603,896      31.35     6.315         6.004         702      74.66      80.53      28.21
6.501% - 7.000%                 315     55,755,128      11.68     6.755         6.415         693      78.36      84.24      23.13
7.001% or more                  136     19,695,003       4.13     7.597         7.262         689      83.46      87.03      20.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 11.125%
Weighted Average: 6.124%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Net Rate              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                   1        191,691       0.04     4.375         4.118         741      35.09      35.09       0.00
4.501% - 5.000%                  58     13,561,617       2.84     5.067         4.810         737      59.57      61.95      83.65
5.001% - 5.500%                 445    101,424,541      21.25     5.649         5.391         716      66.69      69.97      43.15
5.501% - 6.000%               1,024    212,534,606      44.54     6.012         5.698         709      71.16      76.70      37.94
6.001% - 6.500%                 592    113,595,333      23.80     6.518         6.191         699      76.49      82.40      24.81
6.501% - 7.000%                 129     20,715,573       4.34     6.981         6.653         680      80.03      84.67      19.83
7.001% or more                  102     15,187,774       3.18     7.718         7.390         687      83.42      86.96      17.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.118%
Maximum: 10.798%
Weighted Average: 5.820%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Amortization Type             Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Interest Only                 1,113    218,472,692      45.78     6.157         5.845         712      74.77      82.17      47.58
Fully Amortizing              1,238    258,738,443      54.22     6.096         5.798         703      69.49      72.39      25.82
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Original Term                 Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
240                              15      2,409,877       0.50     6.129         5.832         702      60.69      60.69      47.93
360                           2,336    474,801,258      99.50     6.124         5.820         707      71.97      76.95      35.72
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Remaining                        of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Months to maturity            Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
300 or less                      15      2,409,877       0.50     6.129         5.832         702      60.69      60.69      47.93
301 - 330                        13      3,322,008       0.70     6.316         6.015         729      66.61      67.43      35.85
331 - 340                         1        333,277       0.07     6.125         5.798         784      85.00      85.00       0.00
341 - 350                        32      7,012,490       1.47     6.481         6.011         699      77.86      78.55      18.57
351 - 355                       119     25,204,073       5.28     6.493         6.181         693      75.44      78.81      25.03
356 - 360                     2,171    438,929,411      91.98     6.096         5.794         708      71.71      76.88      36.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 231
Maximum: 360
Weighted Average: 357
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Seasoning                     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                            271     59,313,293      12.43     6.049         5.755         704      67.40      71.53      26.78
1 - 6                         2,008    402,188,142      84.28     6.122         5.819         708      72.47      77.69      37.44
7 - 12                           48      9,621,430       2.02     6.533         6.141         690      76.87      78.58      30.71
13 - 18                          10      2,432,986       0.51     6.418         5.977         686      74.94      74.94       6.41
25 - 36                          11      2,790,655       0.58     6.335         6.022         731      71.45      72.42      18.41
37 - 60                           3        864,629       0.18     6.179         5.906         745      58.08      58.08      78.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Product Type                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
20 Yr Fxd                        14      2,304,292       0.48     6.089         5.793         701      59.35      59.35      50.13
30 Year Fixed                 2,337    474,906,843      99.52     6.124         5.820         707      71.97      76.95      35.71
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Distribution                     of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
by IO only terms              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                             1,238    258,738,443      54.22     6.096         5.798         703      69.49      72.39      25.82
60                                5      1,332,343       0.28     7.335         7.008         707      78.11      92.53       0.00
120                           1,090    213,229,899      44.68     6.157         5.844         712      74.96      82.43      46.92
180                              18      3,910,450       0.82     5.783         5.487         728      63.50      64.28     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Original                         of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Prepayment Penalty Term       Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                             1,054    200,612,638      42.04     6.210         5.889         709      76.08      83.10      48.64
12                              103     24,519,128       5.14     6.230         5.932         706      70.13      72.47      22.98
24                               19      3,664,121       0.77     6.155         5.853         687      70.87      72.72      26.83
36                            1,167    246,874,182      51.73     6.040         5.748         706      68.70      72.29      26.86
60                                8      1,541,067       0.32     6.682         6.376         675      73.80      76.93      17.21
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Original LTV                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  210     40,282,078       8.44     5.852         5.562         716      39.75      41.22      18.19
50.01% - 55.00%                  89     20,166,541       4.23     5.847         5.562         716      52.72      53.57      16.11
55.01% - 60.00%                 147     32,873,153       6.89     5.898         5.603         712      57.86      59.06      26.54
60.01% - 65.00%                 161     35,785,284       7.50     5.894         5.604         704      63.43      64.85      17.72
65.01% - 70.00%                 187     39,609,708       8.30     6.023         5.725         700      68.30      70.89      32.49
70.01% - 75.00%                 206     47,562,181       9.97     6.109         5.807         701      73.30      77.11      31.10
75.01% - 80.00%               1,093    213,449,388      44.73     6.211         5.903         710      79.55      88.51      46.29
80.01% - 85.00%                  31      6,689,134       1.40     6.066         5.761         697      83.69      83.69      46.11
85.01% - 90.00%                 117     21,715,723       4.55     6.530         6.214         685      89.39      89.42      35.53
90.01% - 95.00%                 107     18,712,886       3.92     6.654         6.280         692      94.67      94.67      40.01
95.01% - 100.00%                  3        365,060       0.08     6.449         6.158         703     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.13
Maximum: 100.00
Weighted Average: 71.91
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Combined LTV                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  201     38,578,214       8.08     5.854         5.564         716      39.81      40.13      18.07
50.01% - 55.00%                  85     19,562,757       4.10     5.850         5.566         716      52.60      52.71      14.04
55.01% - 60.00%                 142     31,938,034       6.69     5.893         5.599         711      57.42      57.83      24.80
60.01% - 65.00%                 150     33,036,021       6.92     5.885         5.595         704      63.30      63.40      15.88
65.01% - 70.00%                 166     35,897,319       7.52     6.013         5.716         702      67.86      68.25      29.64
70.01% - 75.00%                 167     39,030,335       8.18     6.098         5.799         699      72.88      73.40      26.69
75.01% - 80.00%                 496    104,209,842      21.84     6.219         5.914         706      79.02      79.34      34.45
80.01% - 85.00%                  45     10,234,890       2.14     6.069         5.766         695      79.53      83.69      40.84
85.01% - 90.00%                 228     45,985,378       9.64     6.299         5.989         695      82.92      89.29      39.45
90.01% - 95.00%                 242     45,397,776       9.51     6.370         6.032         700      85.01      94.59      42.75
95.01% - 100.00%                428     73,164,881      15.33     6.225         5.914         720      79.43      99.81      67.23
100.01% or more                   1        175,689       0.04     6.625         6.298         723      80.00     101.38       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.13
Maximum: 101.38
Weighted Average: 76.86
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Geographical                     of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Distribution (Top 5)          Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
CA                              483    122,254,819      25.62     6.002         5.706         707      64.22      66.43      18.37
FL                              307     54,589,733      11.44     6.280         5.976         701      74.46      79.10      28.45
NY                              187     50,540,605      10.59     6.052         5.749         710      69.05      73.43      36.08
MI                              234     36,816,302       7.71     6.183         5.867         705      78.44      89.88      60.31
NJ                               90     20,259,552       4.25     5.965         5.664         700      70.10      73.53      43.39
Other                         1,050    192,750,124      40.39     6.182         5.874         709      75.76      81.61      43.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
California loan breakdown     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
North CA                        148     36,933,505       7.74     5.980         5.684         716      63.67      66.41      21.70
South CA                        335     85,321,314      17.88     6.011         5.715         703      64.46      66.45      16.94
States Not CA                 1,868    354,956,316      74.38     6.166         5.859         707      74.56      80.46      41.78
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Top 10 Zip Codes              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
91766                             6      1,969,959       0.41     5.875         5.548         695      66.49      66.49       0.00
92345                             9      1,716,572       0.36     6.105         5.809         685      73.67      76.11       8.08
92084                             4      1,483,407       0.31     6.121         5.824         738      73.99      77.34      16.72
11717                             6      1,480,411       0.31     5.425         5.168         697      73.62      73.62      53.30
11207                             4      1,346,547       0.28     6.495         6.185         732      78.65      96.32      23.71
34746                             6      1,332,207       0.28     6.290         5.981         712      79.63      82.07       0.00
94565                             4      1,249,680       0.26     6.168         5.874         700      71.28      71.28      23.42
91206                             3      1,198,949       0.25     5.633         5.375         764      62.46      65.45      36.70
11236                             3      1,167,415       0.24     6.140         5.860         718      82.22      82.22      30.05
11422                             4      1,109,792       0.23     5.780         5.463         719      59.13      59.13      15.19
Other                         2,302    463,156,195      97.05     6.128         5.823         707      71.90      76.92      36.27
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
FICO Scores                   Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                        14      2,058,101       0.43     6.789         6.468         620      76.92      77.96      30.16
621 - 640                       193     36,787,869       7.71     6.299         5.988         631      72.76      74.90      38.18
641 - 660                       244     48,913,477      10.25     6.213         5.907         651      71.78      74.10      36.87
661 - 680                       328     66,872,667      14.01     6.173         5.865         670      72.77      78.02      32.21
681 - 700                       374     76,089,888      15.94     6.191         5.883         690      73.37      77.72      29.13
701 - 720                       314     63,828,877      13.38     6.107         5.802         710      71.76      78.44      38.26
721 - 740                       262     53,636,017      11.24     6.085         5.781         730      72.91      80.00      36.42
741 - 760                       257     52,695,277      11.04     6.012         5.714         750      70.58      76.24      37.84
761 or more                     365     76,328,961      15.99     5.976         5.676         782      69.59      74.59      39.90
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 827
Weighted Average: 707
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Mortgage Properties           Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Coop                             11      1,700,726       0.36     6.672         6.355         728      68.90      68.90      16.50
Townhouse                        17      2,967,127       0.62     6.113         5.810         725      72.30      76.22      30.61
Condominium                     143     24,208,340       5.07     6.156         5.853         721      72.32      77.25      28.25
PUD                             309     64,350,615      13.48     6.198         5.888         709      76.01      83.16      39.96
Single Family                 1,652    323,866,241      67.87     6.079         5.776         704      71.71      76.82      39.69
Two- to Four Family             219     60,118,087      12.60     6.262         5.954         714      68.50      70.49      14.06
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
All records
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Occupancy types               Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                        279     51,460,760      10.78     6.401         6.089         719      67.84      68.58      18.94
Primary                       2,010    413,799,491      86.71     6.086         5.783         705      72.40      78.00      38.51
Secondary                        62     11,950,884       2.50     6.251         5.944         714      72.54      73.26      13.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Loan Purpose                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                        834    160,836,663      33.70     6.276         5.963         722      78.10      86.52      34.24
Cash Out Refinance            1,025    221,667,093      46.45     6.063         5.763         696      67.01      68.42      27.85
Rate/Term Refinance             492     94,707,379      19.85     6.009         5.708         707      72.85      80.24      56.96
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Document Type                 Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Full                            913    170,755,056      35.78     5.973         5.670         709      75.42      83.47     100.00
Limited                          25      4,834,974       1.01     5.870         5.572         728      70.19      80.83       0.00
No Doc                          522    105,815,323      22.17     6.236         5.930         699      64.22      64.85       0.00
No Ratio                        129     28,680,229       6.01     6.321         6.016         709      73.51      75.68       0.00
Reduced                         762    167,125,553      35.02     6.181         5.876         709      72.97      77.81       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,351    477,211,135     100.00     6.124         5.820         707      71.91      76.86      35.78
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
==============================================================================

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================


------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $342,105,530.28
Avg Loan Balance: $204,731.02
WA Gross Rate: 5.993%
WA Net Rate: 5.686%
WA FICO: 711
WA LTV: 71.22
WA Rem Term: 357
WA Months to Reset: 0
As of Date: 2005-09-01
IO%: 58%
Cal %: 25%
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Conforming                    Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Conforming                    1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Principal Balance     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                8        357,531       0.10     7.108         6.789         692      71.59      76.88      37.37
$50,000.01 - $100,000.00        136     11,296,921       3.30     6.353         6.037         709      68.99      75.49      49.40
$100,000.01 - $150,000.00       402     50,412,974      14.74     6.110         5.791         710      73.40      81.40      55.92
$150,000.01 - $200,000.00       328     57,563,306      16.83     6.013         5.703         709      71.47      77.67      52.52
$200,000.01 - $250,000.00       301     67,700,157      19.79     6.001         5.693         708      71.19      76.61      37.99
$250,000.01 - $300,000.00       239     65,704,727      19.21     5.905         5.601         707      70.55      74.31      44.24
$300,000.01 - $359,699.00       223     74,870,746      21.89     5.893         5.594         715      71.59      75.16      35.82
$359,699.01 - $600,000.00        34     14,199,169       4.15     6.072         5.772         728      65.46      67.11      17.66
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $37,960.07
Maximum: $534,285.40
Average: $204,731.02
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Loan Originators              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Indymac                       1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Gross Rate            Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                   1        191,691       0.06     4.375         4.118         741      35.09      35.09       0.00
4.501% - 5.000%                  30      7,029,751       2.05     4.942         4.685         739      59.18      60.32      98.23
5.001% - 5.500%                 139     33,238,601       9.72     5.416         5.159         722      65.43      67.82      56.40
5.501% - 6.000%                 913    195,164,134      57.05     5.825         5.524         713      68.61      73.45      42.54
6.001% - 6.500%                 348     66,452,468      19.42     6.311         5.980         703      77.22      84.46      42.44
6.501% - 7.000%                 180     30,334,550       8.87     6.739         6.389         699      79.86      85.91      31.08
7.001% or more                   60      9,694,335       2.83     7.635         7.293         694      84.81      89.34      20.10
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 11.125%
Weighted Average: 5.993%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Net Rate              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                   1        191,691       0.06     4.375         4.118         741      35.09      35.09       0.00
4.501% - 5.000%                  58     13,561,617       3.96     5.067         4.810         737      59.57      61.95      83.65
5.001% - 5.500%                 445    101,424,541      29.65     5.649         5.391         716      66.69      69.97      43.15
5.501% - 6.000%                 770    156,808,894      45.84     5.969         5.635         710      71.25      77.20      45.35
6.001% - 6.500%                 293     53,939,921      15.77     6.539         6.211         701      79.15      85.95      33.92
6.501% - 7.000%                  61      8,572,822       2.51     7.002         6.675         679      81.92      86.19      28.16
7.001% or more                   43      7,606,044       2.22     7.756         7.428         698      84.35      89.41      17.36
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.118%
Maximum: 10.798%
Weighted Average: 5.686%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Amortization Type             Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Interest Only                 1,023    199,013,325      58.17     6.132         5.819         711      74.82      82.20      49.91
Fully Amortizing                648    143,092,205      41.83     5.799         5.501         710      66.21      68.11      34.19
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Original Term                 Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
240                               9      1,245,784       0.36     5.816         5.540         730      64.37      64.37      77.91
360                           1,662    340,859,746      99.64     5.993         5.686         711      71.24      76.35      43.21
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Remaining                        of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Months to maturity            Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
300 or less                       9      1,245,784       0.36     5.816         5.540         730      64.37      64.37      77.91
301 - 330                         2        383,661       0.11     6.290         5.963         774      74.13      74.13      85.29
331 - 340                         1        333,277       0.10     6.125         5.798         784      85.00      85.00       0.00
341 - 350                        27      5,819,871       1.70     6.497         5.993         699      80.09      80.92      22.37
351 - 355                        79     16,815,313       4.92     6.394         6.083         699      75.87      79.61      27.79
356 - 360                     1,553    317,507,624      92.81     5.962         5.659         711      70.82      76.08      44.40
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 232
Maximum: 360
Weighted Average: 357
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Seasoning                     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                            168     38,139,428      11.15     5.843         5.549         709      64.98      69.56      36.50
1 - 6                         1,461    294,830,898      86.18     5.998         5.693         711      71.80      77.05      44.49
7 - 12                           30      6,314,582       1.85     6.484         6.052         697      78.59      81.20      42.54
13 - 18                           9      2,103,684       0.61     6.464         5.995         680      78.63      78.63       7.41
25 - 36                           3        716,938       0.21     6.214         5.886         779      79.18      79.18      45.64
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Product Type                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
20 Yr Fxd                         8      1,140,199       0.33     5.706         5.435         731      62.00      62.00      85.12
30 Year Fixed                 1,663    340,965,331      99.67     5.994         5.687         711      71.25      76.35      43.20
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Distribution                     of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
by IO only terms              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                               648    143,092,205      41.83     5.799         5.501         710      66.21      68.11      34.19
60                                4      1,066,743       0.31     7.388         7.060         690      77.64      95.65       0.00
120                           1,001    194,036,132      56.72     6.132         5.818         711      75.03      82.48      49.18
180                              18      3,910,450       1.14     5.783         5.487         728      63.50      64.28     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Original                         of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Prepayment Penalty Term       Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                             1,054    200,612,638      58.64     6.210         5.889         709      76.08      83.10      48.64
12                               45     11,342,266       3.32     5.731         5.447         719      65.62      67.64      36.62
24                               10      2,037,410       0.60     5.810         5.504         700      66.17      68.29      36.97
36                              559    127,554,371      37.29     5.678         5.392         713      64.19      66.56      35.68
60                                3        558,845       0.16     5.771         5.480         681      62.80      62.80      47.46
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Original LTV                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  168     32,380,637       9.47     5.755         5.464         720      39.50      41.20      20.62
50.01% - 55.00%                  68     15,538,074       4.54     5.743         5.455         724      52.70      53.81      19.62
55.01% - 60.00%                 120     27,019,519       7.90     5.811         5.515         716      57.90      59.35      31.36
60.01% - 65.00%                 120     27,946,446       8.17     5.796         5.504         707      63.38      64.73      21.52
65.01% - 70.00%                 130     27,915,971       8.16     5.881         5.582         708      68.06      71.31      42.58
70.01% - 75.00%                 135     30,901,346       9.03     5.916         5.617         706      73.18      78.21      42.96
75.01% - 80.00%                 717    141,617,658      41.40     6.057         5.747         714      79.52      89.01      58.66
80.01% - 85.00%                  29      6,303,804       1.84     6.011         5.706         699      83.76      83.76      48.93
85.01% - 90.00%                  99     17,848,184       5.22     6.555         6.232         679      89.33      89.36      38.55
90.01% - 95.00%                  83     14,371,244       4.20     6.558         6.168         693      94.59      94.59      38.82
95.01% - 100.00%                  2        262,648       0.08     6.332         6.055         675     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.13
Maximum: 100.00
Weighted Average: 71.22
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Combined LTV                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  161     30,966,103       9.05     5.757         5.466         719      39.59      39.98      20.60
50.01% - 55.00%                  63     14,704,904       4.30     5.735         5.447         724      52.71      52.71      17.32
55.01% - 60.00%                 115     26,084,399       7.62     5.802         5.507         716      57.35      57.86      29.40
60.01% - 65.00%                 111     25,893,531       7.57     5.783         5.491         707      63.24      63.36      19.00
65.01% - 70.00%                 111     24,543,706       7.17     5.849         5.551         711      67.44      68.00      40.21
70.01% - 75.00%                 102     23,905,804       6.99     5.860         5.565         704      72.46      73.23      37.90
75.01% - 80.00%                 298     65,047,744      19.01     6.006         5.701         713      78.78      79.29      47.90
80.01% - 85.00%                  39      8,546,584       2.50     6.016         5.708         693      79.91      83.61      48.91
85.01% - 90.00%                 186     36,090,133      10.55     6.273         5.958         692      83.20      89.25      45.90
90.01% - 95.00%                 190     35,408,331      10.35     6.297         5.949         702      84.67      94.57      47.06
95.01% - 100.00%                295     50,914,290      14.88     6.116         5.801         723      79.23      99.76      77.08
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.13
Maximum: 100.00
Weighted Average: 76.30
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Geographical                     of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Distribution (Top 5)          Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
CA                              346     86,796,395      25.37     5.860         5.562         711      62.46      64.54      22.90
MI                              224     35,347,522      10.33     6.179         5.861         705      78.38      90.17      61.73
NY                              137     35,321,088      10.32     5.858         5.557         715      67.12      70.83      47.55
FL                              155     28,218,089       8.25     6.015         5.711         704      71.98      76.92      38.48
NJ                               74     16,485,129       4.82     5.850         5.549         700      69.39      73.28      52.12
Other                           735    139,937,308      40.90     6.074         5.762         713      75.94      81.71      50.24
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
California loan breakdown     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
North CA                        114     28,143,530       8.23     5.895         5.594         717      62.88      65.36      25.04
South CA                        232     58,652,865      17.14     5.843         5.547         708      62.25      64.14      21.88
States Not CA                 1,325    255,309,136      74.63     6.038         5.728         710      74.20      80.30      50.28
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Top 10 Zip Codes              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
91766                             6      1,969,959       0.58     5.875         5.548         695      66.49      66.49       0.00
11717                             6      1,480,411       0.43     5.425         5.168         697      73.62      73.62      53.30
34746                             5      1,212,305       0.35     6.220         5.912         714      79.59      82.27       0.00
11422                             4      1,109,792       0.32     5.780         5.463         719      59.13      59.13      15.19
48009                             5      1,066,858       0.31     5.798         5.514         695      74.43      80.05      57.69
95687                             3        994,049       0.29     5.682         5.399         695      74.72      81.47      69.82
92530                             4        992,987       0.29     5.689         5.420         727      70.59      70.59       0.00
11207                             3        959,531       0.28     6.342         6.038         740      78.10      94.84      33.28
08724                             4        958,704       0.28     5.365         5.089         698      59.62      60.39      47.87
08527                             4        925,483       0.27     5.761         5.482         713      69.13      69.13      47.08
Other                         1,627    330,435,451      96.59     6.000         5.692         711      71.25      76.41      43.81
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
FICO Scores                   Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                         8      1,236,065       0.36     6.665         6.349         620      80.35      80.35      30.12
621 - 640                       111     21,252,686       6.21     6.179         5.862         631      73.52      75.42      48.64
641 - 660                       151     31,006,859       9.06     5.992         5.681         651      71.34      73.44      46.64
661 - 680                       223     45,742,252      13.37     6.045         5.734         670      72.62      78.20      41.82
681 - 700                       274     56,100,266      16.40     6.054         5.745         691      72.69      77.41      35.86
701 - 720                       230     46,615,805      13.63     5.990         5.684         710      70.82      77.38      45.11
721 - 740                       199     41,469,367      12.12     6.005         5.699         731      72.58      79.53      42.77
741 - 760                       185     37,909,731      11.08     5.885         5.584         750      69.52      75.73      47.22
761 or more                     290     60,772,499      17.76     5.880         5.580         782      68.18      72.87      44.71
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 827
Weighted Average: 711
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Mortgage Properties           Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Coop                             10      1,558,017       0.46     6.654         6.338         724      67.93      67.93      18.01
Townhouse                         9      1,628,519       0.48     5.880         5.579         747      68.01      70.01      55.78
Condominium                     103     17,203,867       5.03     6.053         5.745         723      71.38      75.38      35.34
PUD                             219     47,264,695      13.82     6.072         5.761         713      74.73      81.79      46.12
Single Family                 1,208    241,053,810      70.46     5.966         5.660         708      71.37      76.64      46.82
Two- to Four Family             122     33,396,623       9.76     6.019         5.709         719      65.38      67.24      18.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 1
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Occupancy types               Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                        139     27,239,313       7.96     6.165         5.848         728      64.52      65.55      22.86
Primary                       1,494    307,634,105      89.92     5.975         5.669         709      71.82      77.36      45.74
Secondary                        38      7,232,112       2.11     6.086         5.777         716      70.92      71.75      18.26
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Loan Purpose                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                        527    104,090,724      30.43     6.141         5.822         727      77.35      85.47      41.19
Cash Out Refinance              720    156,334,343      45.70     5.920         5.619         700      66.26      67.71      34.50
Rate/Term Refinance             424     81,680,463      23.88     5.943         5.641         709      72.90      81.06      62.99
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Document Type                 Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Full                            775    148,254,325      43.34     5.903         5.599         711      74.89      82.67     100.00
Limited                          24      4,747,141       1.39     5.863         5.564         727      70.00      80.85       0.00
No Doc                          337     68,405,385      20.00     6.107         5.796         706      63.06      63.80       0.00
No Ratio                         70     16,280,101       4.76     6.101         5.791         708      69.58      72.14       0.00
Reduced                         465    104,418,578      30.52     6.035         5.727         713      71.66      75.90       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,671    342,105,530     100.00     5.993         5.686         711      71.22      76.30      43.34
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================


------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance: $135,105,604.85
Avg Loan Balance: $198,684.71
WA Gross Rate: 6.457%
WA Net Rate: 6.158%
WA FICO: 698
WA LTV: 73.67
WA Rem Term: 356
WA Months to Reset: 0
As of Date: 2005-09-01
IO%: 14%
Cal %: 26%
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Conforming                    Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Conforming                      680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Principal Balance     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less               14        573,346       0.42     7.454         7.133         704      75.38      76.73      50.98
$50,000.01 - $100,000.00         91      6,844,082       5.07     6.777         6.466         692      73.60      80.96      31.17
$100,000.01 - $150,000.00       138     17,619,588      13.04     6.495         6.191         699      73.41      79.32      23.29
$150,000.01 - $200,000.00       141     24,699,979      18.28     6.460         6.158         694      73.24      78.75      22.27
$200,000.01 - $250,000.00       105     23,342,074      17.28     6.443         6.148         686      73.70      78.78      17.91
$250,000.01 - $300,000.00        81     22,274,648      16.49     6.393         6.099         696      75.13      77.87      12.12
$300,000.01 - $359,699.00        84     28,063,395      20.77     6.388         6.096         708      73.50      77.40       8.12
$359,699.01 - $600,000.00        26     11,688,492       8.65     6.468         6.163         708      72.42      76.18      11.22
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $30,331.02
Maximum: $590,844.92
Average: $198,684.71
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Loan Originators              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Indymac                         680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Gross Rate            Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
5.501% - 6.000%                  73     16,532,931      12.24     6.000         5.743         710      69.34      72.72      17.38
6.001% - 6.500%                 396     83,151,429      61.55     6.318         6.024         700      72.61      77.39      16.83
6.501% - 7.000%                 135     25,420,578      18.82     6.773         6.446         687      76.58      82.26      13.66
7.001% or more                   76     10,000,668       7.40     7.559         7.231         684      82.16      84.79      21.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 8.875%
Weighted Average: 6.457%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Current Net Rate              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
5.501% - 6.000%                 254     55,725,712      41.25     6.133         5.876         704      70.93      75.32      17.09
6.001% - 6.500%                 299     59,655,412      44.15     6.500         6.172         697      74.08      79.18      16.58
6.501% - 7.000%                  68     12,142,751       8.99     6.966         6.638         681      78.69      83.59      13.95
7.001% or more                   59      7,581,729       5.61     7.680         7.352         676      82.49      84.51      18.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.743%
Maximum: 8.548%
Weighted Average: 6.158%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Amortization Type             Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Interest Only                    90     19,459,367      14.40     6.413         6.113         723      74.29      81.86      23.73
Fully Amortizing                590    115,646,238      85.60     6.464         6.166         693      73.56      77.68      15.46
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Original Term                 Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
240                               6      1,164,093       0.86     6.464         6.144         671      56.75      56.75      15.85
360                             674    133,941,512      99.14     6.457         6.158         698      73.81      78.47      16.66
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Remaining                        of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Months to maturity            Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
300 or less                       6      1,164,093       0.86     6.464         6.144         671      56.75      56.75      15.85
301 - 330                        11      2,938,347       2.17     6.319         6.022         723      65.63      66.55      29.40
341 - 350                         5      1,192,619       0.88     6.403         6.095         697      66.99      66.99       0.00
351 - 355                        40      8,388,760       6.21     6.691         6.376         682      74.58      77.22      19.49
356 - 360                       618    121,421,787      89.87     6.444         6.147         698      74.03      78.96      16.32
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 231
Maximum: 360
Weighted Average: 356
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Seasoning                     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0 <=                            103     21,173,865      15.67     6.421         6.125         694      71.76      75.09       9.27
1 - 6                           547    107,357,244      79.46     6.463         6.164         698      74.33      79.46      18.08
7 - 12                           18      3,306,848       2.45     6.627         6.310         675      73.59      73.59       8.12
13 - 18                           1        329,301       0.24     6.125         5.868         722      51.34      51.34       0.00
25 - 36                           8      2,073,717       1.53     6.378         6.069         714      68.77      70.09       9.00
37 - 60                           3        864,629       0.64     6.179         5.906         745      58.08      58.08      78.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Product Type                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
20 Yr Fxd                         6      1,164,093       0.86     6.464         6.144         671      56.75      56.75      15.85
30 Year Fixed                   674    133,941,512      99.14     6.457         6.158         698      73.81      78.47      16.66
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Distribution                     of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
by IO only terms              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
0                               590    115,646,238      85.60     6.464         6.166         693      73.56      77.68      15.46
60                                1        265,600       0.20     7.125         6.798         774      80.00      80.00       0.00
120                              89     19,193,767      14.21     6.403         6.104         723      74.21      81.89      24.06
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Original Prepayment              of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Penalty Term                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
12                               58     13,176,862       9.75     6.659         6.350         694      74.02      76.62      11.25
24                                9      1,626,711       1.20     6.588         6.290         671      76.76      78.28      14.12
36                              608    119,319,811      88.32     6.426         6.129         699      73.53      78.41      17.42
60                                5        982,222       0.73     7.201         6.886         673      80.06      84.97       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Original LTV                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                   42      7,901,440       5.85     6.250         5.963         704      40.79      41.28       8.25
50.01% - 55.00%                  21      4,628,467       3.43     6.196         5.923         689      52.79      52.79       4.31
55.01% - 60.00%                  27      5,853,634       4.33     6.299         6.009         692      57.70      57.70       4.33
60.01% - 65.00%                  41      7,838,838       5.80     6.243         5.961         691      63.63      65.31       4.16
65.01% - 70.00%                  57     11,693,737       8.66     6.360         6.067         681      68.87      69.89       8.41
70.01% - 75.00%                  71     16,660,835      12.33     6.467         6.160         692      73.53      75.07       9.11
75.01% - 80.00%                 376     71,831,730      53.17     6.514         6.211         702      79.60      87.53      21.89
80.01% - 85.00%                   2        385,330       0.29     6.962         6.665         674      82.58      82.58       0.00
85.01% - 90.00%                  18      3,867,539       2.86     6.410         6.128         713      89.67      89.67      21.61
90.01% - 95.00%                  24      4,341,642       3.21     6.972         6.653         690      94.94      94.94      43.95
95.01% - 100.00%                  1        102,412       0.08     6.750         6.423         776     100.00     100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.96
Maximum: 100.00
Weighted Average: 73.67
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Combined LTV                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                   40      7,612,110       5.63     6.250         5.962         704      40.73      40.73       7.78
50.01% - 55.00%                  22      4,857,853       3.60     6.199         5.926         690      52.27      52.70       4.11
55.01% - 60.00%                  27      5,853,634       4.33     6.299         6.009         692      57.70      57.70       4.33
60.01% - 65.00%                  39      7,142,490       5.29     6.254         5.970         691      63.54      63.54       4.57
65.01% - 70.00%                  55     11,353,613       8.40     6.368         6.073         681      68.77      68.80       6.79
70.01% - 75.00%                  65     15,124,530      11.19     6.475         6.168         692      73.55      73.67       8.96
75.01% - 80.00%                 198     39,162,098      28.99     6.573         6.269         696      79.41      79.41      12.10
80.01% - 85.00%                   6      1,688,305       1.25     6.338         6.062         701      77.61      84.11       0.00
85.01% - 90.00%                  42      9,895,246       7.32     6.393         6.102         705      81.89      89.43      15.91
90.01% - 95.00%                  52      9,989,446       7.39     6.629         6.324         694      86.24      94.68      27.48
95.01% - 100.00%                133     22,250,591      16.47     6.477         6.173         714      79.87      99.92      44.69
100.01% or more                   1        175,689       0.13     6.625         6.298         723      80.00     101.38       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.96
Maximum: 101.38
Weighted Average: 78.28
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
Geographical                     of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Distribution (Top 5)          Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
CA                              137     35,458,425      26.24     6.350         6.057         697      68.55      71.08       7.29
FL                              152     26,371,644      19.52     6.564         6.259         698      77.12      81.42      17.72
NY                               50     15,219,517      11.26     6.503         6.193         699      73.52      79.48       9.45
TX                               47      5,550,515       4.11     6.680         6.372         689      80.74      92.06      24.08
AZ                               31      5,346,097       3.96     6.533         6.231         722      78.89      84.06      28.86
Other                           263     47,159,408      34.91     6.427         6.133         695      74.20      79.28      23.16
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
California loan breakdown     Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
North CA                         34      8,789,975       6.51     6.254         5.969         710      66.20      69.76      11.00
South CA                        103     26,668,450      19.74     6.382         6.086         693      69.32      71.52       6.07
States Not CA                   543     99,647,180      73.76     6.495         6.194         698      75.49      80.85      19.99
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Top 10 Zip Codes              Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
91331                             4        980,744       0.73     6.403         6.100         701      64.36      64.36       0.00
81520                             5        898,832       0.67     6.977         6.649         745      80.00      80.00       0.00
92084                             2        890,407       0.66     6.333         6.029         742      72.55      72.55       0.00
11236                             2        816,651       0.60     6.308         6.018         708      76.74      76.74       0.00
92345                             4        806,976       0.60     6.403         6.110         692      76.40      81.60       0.00
89030                             3        690,319       0.51     6.974         6.646         684      80.00      80.00      78.80
90037                             2        682,210       0.50     6.481         6.154         705      77.55      77.55      62.68
10710                             2        658,966       0.49     6.364         6.074         714      77.68      85.89       0.00
94565                             2        631,443       0.47     6.385         6.089         665      64.59      64.59       0.00
11368                             2        603,074       0.45     6.223         5.924         632      62.59      62.59       0.00
Other                           652    127,445,984      94.33     6.455         6.156         697      73.69      78.51      16.89
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
FICO Scores                   Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                         6        822,036       0.61     6.976         6.648         620      71.77      74.37      30.22
621 - 640                        82     15,535,184      11.50     6.462         6.160         631      71.72      74.20      23.88
641 - 660                        93     17,906,618      13.25     6.595         6.298         650      72.55      75.25      19.96
661 - 680                       105     21,130,416      15.64     6.450         6.150         670      73.08      77.63      11.41
681 - 700                       100     19,989,622      14.80     6.576         6.272         690      75.26      78.61      10.24
701 - 720                        84     17,213,072      12.74     6.423         6.122         710      74.31      81.31      19.70
721 - 740                        63     12,166,650       9.01     6.359         6.064         729      74.02      81.60      14.77
741 - 760                        72     14,785,546      10.94     6.336         6.046         750      73.30      77.54      13.80
761 or more                      75     15,556,462      11.51     6.348         6.055         782      75.10      81.29      21.10
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 816
Weighted Average: 698
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Mortgage Properties           Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Coop                              1        142,709       0.11     6.875         6.548         773      79.42      79.42       0.00
Townhouse                         8      1,338,608       0.99     6.398         6.093         699      77.52      83.77       0.00
Condominium                      40      7,004,473       5.18     6.409         6.120         717      74.63      81.85      10.83
PUD                              90     17,085,920      12.65     6.546         6.240         699      79.55      86.93      22.94
Single Family                   444     82,812,431      61.29     6.407         6.111         692      72.71      77.31      18.95
Two- to Four Family              97     26,721,463      19.78     6.566         6.261         707      72.40      74.56       7.96
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------

[LOGO OMITTED] UBS Investment Bank
RAST 2005-A11
Group 2
==============================================================================




----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Occupancy types               Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Investor                        140     24,221,447      17.93     6.666         6.360         710      71.56      71.98      14.53
Primary                         516    106,165,386      78.58     6.407         6.110         694      74.09      79.84      17.55
Secondary                        24      4,718,772       3.49     6.503         6.199         710      75.01      75.57       7.32
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Loan Purpose                  Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Purchase                        307     56,745,939      42.00     6.524         6.221         712      79.48      88.44      21.50
Cash Out Refinance              305     65,332,750      48.36     6.405         6.109         686      68.83      70.10      11.96
Rate/Term Refinance              68     13,026,916       9.64     6.424         6.130         694      72.58      75.08      19.09
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                         Pool  Weighted                             Weighted   Weighted
                             Number                        By   Average      Weighted    Weighted    Average    Average
                                 of      Principal  Principal     Gross       Average     Average   Original   Combined     % Full
Document Type                 Loans        Balance    Balance    Coupon    Net Coupon        FICO        LTV        LTV    Alt Doc
----------------------------------------------------------------------------------------------------------------------------------
Full                            138     22,500,731      16.65     6.439         6.141         695      78.93      88.80     100.00
Limited                           1         87,833       0.07     6.250         5.993         780      80.00      80.00       0.00
No Doc                          185     37,409,938      27.69     6.472         6.173         686      66.36      66.77       0.00
No Ratio                         59     12,400,128       9.18     6.610         6.311         711      78.67      80.32       0.00
Reduced                         297     62,706,975      46.41     6.424         6.125         703      75.14      80.98       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                          680    135,105,605     100.00     6.457         6.158         698      73.67      78.28      16.65
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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